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                                 EXHIBIT 23.1
                           CONSENT OF CORBIN & WERTZ
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                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Tivoli Industries, Inc.:

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 8, 1996 accompanying the financial statements of Tivoli Industries, Inc. included in this Annual Report on Form 10-KSB for the fiscal year ended September 30, 1996.




                                  CORBIN & WERTZ


Irvine, California
April 4, 1997